Causeway Concentrated Equity Fund

Institutional Class (CCENX)

Investor Class (CCEVX)

Summary Prospectus

October 30, 2020

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.causewayfunds.com/documents. You can also get this information at no cost by calling 1-866-947-7000 or by sending an e-mail request to causewayfunds@seic.com. The Fund’s prospectus and statement of additional information, both dated October 30, 2020, are incorporated by reference into this summary prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we will no longer mail paper copies of the shareholder reports of the Fund, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the website for the Fund (www.causewayfunds.com/documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or call 1-866-947-7000 (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-947-7000. Your election to receive reports in paper will apply to all funds held with Causeway Capital Management Trust or through your financial intermediary.

Investment Objective

The Fund’s investment objective is to seek long-term growth of capital.

Fees and Expenses

The following table shows the fees and expenses that you pay if you buy and hold shares of the Fund. The table and example below do not reflect commissions that a shareholder may be required to pay directly to a broker or other financial intermediary when buying or selling shares of the Fund.

Shareholder Transaction Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class		Investor Class
Management Fees	0.80%		0.80%
Other Expenses(1)	0.90%		0.90%
Shareholder Service Fees	Non	e	0.25%
Total Annual Fund Operating Expenses	1.70%		1.95%
Expense Reimbursement(2)	0.85%		0.85%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.85%		1.10%
(1)	Based on estimates for the current fiscal year.

(2)

Under the terms of an expense limit agreement, the Investment Adviser has agreed to waive all or a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 0.85% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement will remain in effect until January 31, 2022 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares

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at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the effect of the expense limit agreement through January 31, 2022 only, and assumes no expense limit after that time. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$87	$453
Investor Class	$112	$530

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of the prospectus, it does not yet have a portfolio turnover rate to present.

Principal Investment Strategies and Risks

What are the Fund’s principal investment strategies?

The Fund invests at least 80% of its total assets in equity securities of companies in the U.S and in developed and emerging countries outside the U.S. The Fund will typically hold between 25 and 35 investments. Equity securities include common stock, preferred and preference stock, and depositary receipts.

When investing the Fund’s assets, the Investment Adviser follows a value style, performing fundamental research supplemented by quantitative analysis. Beginning with a universe of all publicly listed companies throughout the developed and emerging markets, the Investment Adviser applies market capitalization and liquidity thresholds to reduce investment candidates to approximately 4,000 equity securities. The Investment Adviser uses quantitative valuation screens to further narrow the potential investment candidates. The Investment Adviser then performs fundamental research, which generally includes company-specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts. This process results in return forecasts for a closely followed group of potential investment candidates. The next step is a quantitative optimization using forecast annualized returns, forecast annualized volatility risk, and other inputs to produce proposed portfolio weights for investment candidates. To select particular investments, the Investment Adviser performs further fundamental research on the optimized portfolio, which generally includes company-specific and industry-specific research to assess the suitability of individual securities for a portfolio that will typically hold between 25 and 35 investments. The Investment Adviser may apply multiple rounds of optimization and fundamental research before making investments.

Using a value style means that the Investment Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.

The Investment Adviser considers whether a company has each of the following value characteristics in purchasing or selling securities for the Fund:

•	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector

•	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market

•	Low price-to-book value ratio (stock price divided by book value per share) relative to the market

•	Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market

•	Financial strength

Generally, price-to-earnings ratio and yield are the most important factors.

The Fund may invest in companies of any market capitalization, and is not required to invest a minimum amount and is not limited to investing a maximum amount in companies in any particular country. Under normal circumstances, the Fund will invest all of its total assets in companies in at least three countries. The Investment Adviser determines a company’s country by referring to: the stock exchange where its securities are principally traded; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of, investing outside the U.S.

What are the main risks of investing in the Fund?

Market and Selection Risk. As with any mutual fund, the Fund’s value, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market in which the Fund invests is falling. Also, the Investment Adviser may select securities that underperform the stock market or other funds with similar investment objectives and investment strategies. Because the Fund will have a limited number of investments, the risks associated with any particular investment are magnified. The Investment Adviser’s use of quantitative screens and techniques, as well as the portfolio optimizer, may be adversely affected if it relies on erroneous or outdated data. If the value of the Fund’s investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

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Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund.

Foreign and Emerging Markets Risk. In addition, because the Fund invests a significant portion of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Value Stock Risk. Value stocks, including those selected by the Investment Adviser for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. The Fund’s value discipline sometimes prevents or limits investments in stocks that are in its benchmark index, the MSCI ACWI Index (Gross).

Small and Medium Cap Risk. The Fund may invest in smaller and medium capitalization issuers. The values of securities of smaller and medium capitalization companies, which may be less well-known companies, can be more sensitive to, and react differently to, company, political, market, and economic developments than the market as a whole and other types of securities. Smaller and medium capitalization companies can have more limited product lines, markets, growth prospects, depth of management, and financial resources, and these companies may have shorter operating histories and less access to financing, creating additional risk. Smaller and medium capitalization companies in countries with less-liquid currencies may have additional difficulties in financing and conducting their businesses. Further, smaller and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have floating rates. Because of these and other risks, securities of smaller and medium capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. During some periods, securities of smaller and medium capitalization companies, as asset classes, have underperformed the securities of larger capitalization companies.

See “Investment Risks” of the prospectus for more information about the risks associated with the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be an appropriate investment if you:

•	Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

•	Are seeking to diversify a portfolio of equity securities to include foreign securities as well as U.S. securities.

•	Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities, including emerging markets securities.

•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital.

Performance

The Fund has not commenced operations as of the date of the prospectus and does not yet have a full calendar year of performance to present. Once the Fund has been in operation for a full calendar year, a bar chart and performance table will be provided showing some indication of the risks and volatility of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for relevant periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) will not necessarily indicate how it will perform in the future. For current performance information, please visit www.causewayfunds.com.

Portfolio Management

Investment Adviser

Causeway Capital Management LLC

Portfolio Managers

The Fund is managed by the following team of portfolio managers:

Jonathan P. Eng, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.

Harry W. Hartford, president and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.

Sarah H. Ketterer, chief executive officer and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.

Ellen Lee, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.

Conor Muldoon, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.

Steven Nguyen, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.

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Alessandro Valentini, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.

Joe Gubler, CFA, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.

Purchase and Sale of Fund Shares: You may purchase, sell (redeem), or exchange shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City, MO 64121-7159, telephoning the Fund at 1-866-947-7000 or visiting the Fund’s website at www.causewayfunds.com. Shares may be purchased by check or by wire, or through the automated clearing house. You may receive redemption proceeds by wire or by check.

Investor Class shares require a $5,000 minimum initial investment. Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.

Tax Information: Distributions from the Fund are generally taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary’s website.

CCM-SM-011-0100

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